Presentation to Prospective Lenders | 1
Sources & Uses | Anticipated Post-Closing Capitalization
Sources & Uses | Anticipated Post-Closing Capitalization
Transaction Sources & Uses
1
Anticipated Post-Closing Capitalization
5
($ in millions)
Exhibit 99.1
Amount x2013PF Adj. EBITDA
$85mm ABL Facility $ 0 0.0 x
Term Facility 460 1.9
Senior Notes 360 3.3
Total Debt $ 820 3.3 x
Consolidated Cash, Cash Equivalents and Short-Term Investments 318
Net Debt $ 502 2.0 x
2013PF Adj. EBITDA
6
$ 248
1 The following table sets forth the estimated sources and uses of funds in connection with the Transaction, based on the Company’s estimates of certain assets and liabilities at closing and fees and expenses to be incurred if the Transaction had been completed on December 31, 2013. The actual amount of such sources and uses may differ as of the date of the closing of the Transaction.
2 Includes $1,091.9M of consideration for ATMI shares, $13.3M for stock options, $29.4M for restricted shares, $5.5M for TSR PRSUs and $2.6M for director deferred units.
3 Includes $5.7M of issuance costs and $4.6M of original issue discount relating to the Term Facility and $7.6M of issuance costs relating to the Senior Notes. Also reflects the payment of debt issuance costs of $0.8M for the ABL Facility and the commitment fee for the bridge financing of $3.7M.
4 Includes merger-related costs of $17.0M as well as paymentsexpected to be made to certain ATMI employees upona change in control and their subsequent termination. These payments are expected to consist of $15.0M plus a gross-up for payroll taxes of $2.0M.
5 The following table sets forth Entegris’ cash and cash equivalents and capitalization as of December 31, 2013, as adjusted to give effectto the application of the net proceeds of the borrowings under the Term Facility and the proposed Senior Notes in connection with the closing of the ATMI acquisition.
6 Adjusted EBITDA includes $30M of run-rate synergies. Refer to Appendix A for Adjusted EBITDA reconciliation.
Sources Amount Uses Amount
Balance Sheet Cash $ 379 Equity Purchase Price² $ 1,143
Term Facility 460 Estimated Financing Fees³ 22
Senior Notes 360 Estimated Merger Costs
4
34
Total Sources $ 1,199 Total Uses $ 1,199

Presentation to Prospective Lenders | 2
Senior Secured Term Loan B
Summary of Indicative Terms
Senior Secured Term Loan B
Summary of Indicative Terms
Borrower: Entegris, Inc.
Tranche: Senior Secured Term Loan B
Security: First priority security interest in all assets of the Borrower (other than ABL collateral) and all stock and assets of the Guarantors and a 65% stock pledge of first tier foreign subsidiaries of the Borrower
Second priority security interest in all ABL collateral
Guarantors: All of the Borrower’s existing and future wholly owned material domestic subsidiaries, subject to customary exceptions
Amount: $460 million
Maturity: 7 years
Amortization: 1.00% per annum
Mandatory Prepayments:
100% of net proceeds from asset sales, subject to reinvestment rights
100% of net proceeds from debt issuance (other than Permitted Debt)
50% of Excess Cash Flow , subject to Secured Leverage Ratio-based step downs
Financial Covenants: None
Negative Covenants: The credit agreement will contain certain negative covenants typical of a transaction of this type, including limitations on incurrence of additional indebtedness, limitations on liens, limitations on restricted payments and investments, limitations on sale-leasebacks, limitations on transactions with affiliates, limitations on asset sales, limitations on mergers and consolidations and limitations on restrictions on subsidiary distributions

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Leader in contamination
control and wafer handling
66% unit-driven net sales
Net Sales (2013) = $693M
EBITDA (2013)
1
= $132M
Entegris + ATMI = A More Powerful Operating Platform
Entegris + ATMI = A More Powerful Operating Platform
1 See Appendix for a reconciliation of adjusted EBITDA to net income.
2 Excludes $3.2M of Entegris sales to ATMI.
3 Includes $30M run-rate cost synergies.
Note: Financial metrics exclude ATMI’s discontinued operations.
Leader in advanced materials
and material delivery systems
~100% unit-driven revenue
Net Sales (2013) = $361M
EBITDA (2013) = $86M
Key supplier to the semiconductor and electronics industries
Leader in complementary product categories
Complete defect management solution covering both
wafer processing and wafer environment
Approx. 80% unit-driven net sales
Net Sales (2013PF)²
= $1,051M
EBITDA (2013PF)³
= $248M

Presentation to Prospective Lenders | 4
The Contamination Control Experts for Advanced Manufacturing
The Contamination Control Experts for Advanced Manufacturing
Entegris Contamination
Control Technologies
Advanced Materials  10%
Contamination
particles
inorganics
bubbles
Airborne molecules
ions
gels
Microenvironments
26%
Filtration and Purification
44%
Fluid Handling
20%
Maximized
Yields
% 2013 Sales

Broad
Breadth of Semiconductor Contamination Control Technologies
Narrow
Entegris

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Global Footprint and Breadth of Technology Provide Unique
Competitive Position
Global Footprint and Breadth of Technology Provide Unique
Competitive Position
Note:  Size of circles reflects approximate relative semiconductor sales, based on company estimates
Global Footprint
(# of employees – logarithmic scale)
Large
SAES
GEMU
Miraial
Pall
Toyo Tanso
Parker
Shin Etsu
Gudeng
Donaldson
Small

Customer 1
8.5%
Customer 2
8.1%
Customer 3
3.4%
Customer 4
3.2%
Customer 5
2.8%
Customers 6-10
8.7%
Customers 11-15
6.4%
Customers 16-20
5.5%

tsmc
SAMSUNG
GLOBALFOUNDRIES
UMC
THE SoC SOLUTION FOUNDRY
Micron

SCREEN
TOKYO ELECTRON
ASML
APPLIED MATERIALS
Lam RESEARCH

JSR
SunEdison
simplifying solar
AIR LIQUIDE
ShinEtsu
siltronic
perfect silicon solutions
Sumitomo Corporation

Entegris

Presentation to Prospective Lenders | 6
Entegris Customer Overview
Entegris Customer Overview
No Customer Accounts for more than 10% of Net Sales
Top Customers FY2013
Semiconductor Manufacturers
Original Equipment Manufacturers
Wafer Growers / Chemical Companies
Source: Public filings, Entegris management
Large North
American IC
Company

Customer 1
10.5%
Customer 2
7.0%
Customer 3
6.8%
Customer 4
5.0%
Customer 5
2.3%
Customers 6-10
9.2%

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Longstanding and Collaborative Customer Relationships
Longstanding and Collaborative Customer Relationships
4
Entegris serves virtually all significant customers across the semiconductor supply chain and has served as a trusted partner for decades
On a combined basis, the top 10 customers constitute 40.8% of 2013 Net Sales
Source:  Entegris and ATMI management
Combined Customers as % of Total Net Sales

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Name Background
Bertrand Loy
President and CEO
Bertrand has served as President and Chief Executive Officer since November 2012
Previously served as the Executive Vice President and Chief Operating Officer since July 2008, and prior to that was the Executive Vice President in charge of Manufacturing and Global Supply Chain from August 2005 until July 2008
Bertrand served as the Vice President and Chief Financial Officer of Mykrolis from January 2001 until the 2005 merger with Entegris, and prior to that, held various roles at Millipore Corporation
Greg Graves
Executive Vice President
and CFO
Greg has served as Executive Vice President and Chief Financial Officer since July 2008
Since 2007 he served as Senior Vice President and Chief Financial Officer and from the merger with Mykrolis until 2007, he served as Senior Vice
President, Strategic Planning & Business Development.
Greg served as the Chief Business Development Officer of Entegris Minnesota since September 2002 and from September 2003 until August 2004 he also served as Senior Vice President of Finance
Prior to joining Entegris Minnesota, Greg held positions in investment banking and corporate development, including at U.S. Bancorp Piper Jaffray and Dain Rauscher
Greg Morris
Chief Commercial Officer
Greg has been Chief Commercial Officer since 2012
Prior to assuming his current role, Greg had served as Vice President, General Manager, Global Field Operations since 2008
Previously, Greg was North American Regional Sales Director since 2007, and the head of Finished Electronics Products group from 2005 until 2007
Greg was President of the Entegris Minnesota Data Storage Business Unit from 2003-2005 and from 1992 to 2003 he held a variety of positions with
Entegris’ predecessor companies
Bill Shaner
Senior VP of Global
Manufacturing  Operations
Bill has been Vice President and General Manager of the Microenvironments Division since 2008
Since joining Entegris in 1995, Bill has held numerous positions, among them, vice presidential roles in new business development, wafer shipping, and global product support and service business units. He also has held positions in applications and design engineering, and product marketing and sales
Todd Edlund
Senior VP and GM of
Entegris Microelectronics
Todd has been Vice President and General Manager of the Contamination Control Solutions Division since December 2007
He served as the Vice President and General Manager of the Liquid Systems Business Unit from 2005 to 2007, and prior to that as Entegris
Minnesota’s Vice President of Sales for semiconductor markets from 2003 to 2005
From 1995 to 2003, Todd held a variety of positions with Entegris’ predecessor companies
Chris Kramer
VP and GM of ATMI
Microelectronics
Chris will join Entegris as Vice President and General Manager of ATMI Microelectronics Business
He previously served as Senior Vice President and General Manager of ATMI’s Microelectronics business (2013), and joined ATMI as Senior Vice
President of Material Solutions in 2010
From 1998 to 2010, Chris was Vice President of Global Strategic Account Management for Tokyo Electron America
Experienced Management Team with Previous Integration
Experience
Experienced Management Team with Previous Integration
Experience
5

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Experienced Management Team with Previous Integration
Experience
Experienced Management Team with Previous Integration
Experience
Overhead and workforce reduction synergies $19
Elimination of public company costs 5
Information technology and finance consolidation 4
Facilities closures 2
Total $30
Synergy Commentary
Synergies were identified over the course of a robust six-week due diligence process that included daily interaction with ATMI management and multiple on-site visits
Expected savings were analyzed more thoroughly than one-time cost, and no revenue synergies were included in analysis
Given prior integration experience, management has carefully planned a step-by-step integration plan, to be followed and implemented by an integration team comprised of representatives of both companies
Management expects to achieve the full run-rate of synergies within 18-24 months following the merger, and expects to incur cash costs of approximately $35M during the next two years in connection with implementing these synergies
Synergy Breakdown ($ in millions)
5

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Balance sheet structured for safety and soundness
- Long duration
- No financial maintenance covenants
- Significant pro forma liquidity ($85M ABL and $318M balance sheet cash, cash equivalents and short-term investments)
Size of term loan predicated on full pay-off in 2008/2009 cyclical downside case
Focus of management will be driving earnings growth by delivering on:
- $30M synergy achievement
- Reduction of the debt via cash flow from operations
Other areas of focus:
- Tax efficient repatriation of international cash
- Improving working capital management
Balance Sheet Management
Balance Sheet Management
Source:  Entegris management

$17
$30
$50
$60
$3
$25
$31
$17
$27
$25
$29
2010
2011
2012
2013

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Entegris Historical Capital Expenditures
Entegris Historical Capital Expenditures
($ in millions)
Capital Expenditures Commentary
% of Net Sales 2.4% 4.0% 7.0% 8.7%
Source:  Company filings, Entegris management
The Company has spent $59M on strategic
capacity investments over the past three
years
- Investment includes membrane and
specialty materials facility in Bedford,
MA and 450 mm wafer handling
facility in Colorado Springs, CO
Existing facilities have room to support
growth without requiring expansion
The maintenance level of Capital
Expenditures for the business is
approximately $25 - 30M annually for
Entegris and $50 - 55M annually on a
combined basis
Ongoing Capital Expenditures Strategic Capacity Investments

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Entegris Adjusted EBITDA Reconciliation
Entegris Adjusted EBITDA Reconciliation
($ in millions)
Year 2011 2012 2013 2013PF
Net Sales $749.3 $715.9 $693.5 $1,051.2
Income from Continuing Operations 123.8 68.8 74.5 71.9
Adjustments to Income from Continuing Operations
Net Income Attributable to Noncontrolling Interest 0.4 - - -
Equity in Net Income of Affiliates (0.5) (0.0) - -
Income Tax Expense 4.2 30.9 21.7 11.2
Interest Expense (Income), net 0.7 (0.0) (0.2) 43.3
Other Income, net (1.7) (0.2) (1.8) (4.4)
GAAP – Operating Income $126.9 $99.4 $94.2 $122.0
Amortization of Intangible Assets 10.2 9.6 9.3 34.2
Contingent Consideration Fair Value Adjustment - - (1.8) (1.8)
Gain Associated with Pension Curtailment (0.7) - - -
Charge Associated with CEO Succession and Transition Plan - 3.9 - -
Transaction Related Costs - - 1.0 -
ATMI EBITDA Adjustments - - - 14.1
Adjusted Operating Income $136.4 $113.0 $102.8 $168.6
Depreciation 26.8 28.0 29.5 49.9
Adjusted EBITDA $163.2 $141.0 $132.2 $218.4

I.	Entegris / ATMI: At a Glance

Overview of Combined Company

Industry Leading Platform

•     The combined company is a leading provider of technologies and products that ultimately reduce manufacturing defects and enable semiconductor makers to maximize their yields

•     Due to the minimal product overlap, the combined company will have broader technology expertise related to the development, handling, delivery, and integrity of critical process materials used in key parts of the semiconductor fabrication process. The ability to provide cleaner materials and more controlled shipment and delivery of those materials is expected to have a meaningful impact on manufacturing yields as the semiconductor industry adopts new technologies, which management believes will provide additional opportunities for the Company in the future. Combined company has PF 2013 net sales and adjusted EBITDA (including synergies) of approximately $1,051 million and $248 million, respectively

Positive Market Trends

•     The long-term prospects for continued industry growth are based on increased usage and reliance on the Internet through expanded channels and the continuing demand for applications in data processing, wireless communication and broadband infrastructure, personal computers, handheld electronic devices and other consumer electronics. The company expects to continue to benefit from both the continued growth in semiconductor demand and the manufacturing challenges that arise with subsequent generations of devices

Stable Unit-Driven Model

•     The percentage of net sales from unit-driven products will increase from 66% as a standalone entity to 78% as a combined company

•     This higher proportion of net sales related to semiconductor unit production will provide for growth opportunities as unit production in the semiconductor industry continues to grow

•     The unit-driven model provides a more stable net sales stream than those tied to semiconductor capital spending cycles

Diversity of Customers

•     The Company serves virtually all significant customers across the semiconductor supply chain. In addition, the company serves customers in other microelectronics industries, including data storage, LED and Solar

•     Pro forma for the acquisition, approximately 80% of net sales will be from the semiconductor market

•     Minimal product overlap and the low customer concentration may provide for opportunities to increase penetration at some customers

Trusted Partner to Key Customers

•     Both Entegris and ATMI are viewed as trusted partners by customers

•     By working in close collaboration with both companies and industry consortia, Entegris and ATMI provide solutions from early stage development to finished product

•     The Company’s products are “built in” to customers’ production tools providing a stable stream of net sales during the production cycle for that tool due to high switching costs and technology risks

Experienced Management Team

•     The Company has an experienced management team with deep industry expertise

•     Previous M&A, including a merger of equals transaction in 2005, has given the management team considerable integration experience

Entegris/ATMI: At a Glance	1

E.	Acquisition Rationale

•

Enhances breadth of product offerings. The combination of Entegris and ATMI brings together two key suppliers in the semiconductor industry to create a technology leader in advanced process materials, contamination control and wafer handling. The transaction combines Entegris, the leader in solutions to control, deliver, purify and transport advanced process materials with ATMI, the leader in advanced process materials packaging and delivery solutions.

•

Increased scale to help serve the increasingly complex needs of customers. Semiconductor manufacturing has become increasingly complex over time as feature sizes have continued to shrink in keeping with Moore’s Law, new technologies have been introduced to enhance device performance and as larger wafer sizes have been introduced to increase production efficiencies. This increasing complexity of semiconductor devices has substantially increased the cost of semiconductor fab infrastructure and equipment and has made achieving target yields more difficult for semiconductor manufacturers adopting advanced processes. By leveraging ATMI’s market-leading critical products, global infrastructure and expertise in key processes, Entegris will have an even stronger platform to serve the demanding technology needs of the world’s largest semiconductor makers and other electronics companies.

•

Minimal product overlap and common customer set provides meaningful cross-selling opportunities. Both Entegris and ATMI serve a common, yet diverse customer set comprising semiconductor makers, OEM tool suppliers, and materials companies. Consolidation within the industry has led to the emergence of small number of technology leaders among the customers. Since there is no overlap in product offerings, the combined company will be able to provide a more comprehensive offering that will enable opportunities to increase customer penetration.

•

Utilizes excess cash balances at both Entegris and ATMI, resulting in a more efficient balance sheet. The historically strong operating cash flow of both Entegris and ATMI has enabled both companies to build and maintain strong balance sheets with relatively large cash balances. The transaction will deploy a portion of this excess cash, and the structure of the recapitalized balance sheet will increase earnings leverage, particularly as the combined company uses excess free cash flow to reduce a meaningful portion of the resulting debt.

•

Delivers significant cost synergies. Entegris believes that the combined company will realize significant cost synergies as a result of the transaction. The Company has identified various cost savings, which are expected to be realized through the rationalization of overlapping functional areas such as sales and marketing and certain general and administrative functions, as well as the elimination of duplicative functions such as administrative, board of directors, finance, IT, operations, facilities and human resources. The Company anticipates annual cost synergies of approximately $30 million.

Executive Summary	6

VI.	Integration Plan

Entegris’ management team is focused on a quick and seamless integration of the ATMI acquisition. The Company has named a full-time chief integration officer who reports directly to Bertrand Loy, Entegris CEO. Additionally, the retention of key ATMI senior management team members remains a top priority.

The Entegris management team has been actively planning the integration of ATMI since the initial stages of due diligence. The Entegris employee who is leading the integration process has been deeply involved throughout the course of the auction process, and was responsible for quantifying the synergies for purposes of financial modeling. A detailed, step-by-step integration plan will be followed and implemented by an integration team comprised of representatives from both Entegris and ATMI.

The estimated cost synergies include cost savings from removal of duplicative corporate and administrative functions, other workforce reductions, elimination of ATMI’s board of directors and public reporting obligations, closure of facilities, information technology and finance consolidation and other items.

Entegris believes that the combination will lead to meaningful cost reductions within COGS. Areas such as manufacturing operations, quality and logistics will be combined, resulting in savings. Additionally, an ongoing review of the existing manufacturing, sales and administrative facilities is expected to result in numerous facility closures.

Entegris expects to incur cash costs of approximately $35mm during the next two years in connection with implementing these synergies

Figure 12:	Overview of Synergies

Total
Overhead and workforce reduction synergies	$19
Elimination of public company costs	5
Information technology and finance consolidation	4
Facilities closures	2

Total	$30

Source: Entegris management

Integration Plan	28